UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2022
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 7, 2022, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s Class A shareholders voted on four proposals and cast their votes as described below.

Proposal 1 – Election of Directors

The individuals listed below were elected at the Annual Meeting to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Christopher W. Claus	7,385,949.71	17,786.34	29,951.66	3,078,265.00
Cynthia H. Davis	7,372,929.90	34,120.94	26,636.88	3,078,265.00
Jerry D. Davis	7,379,557.06	24,556.29	29,574.36	3,078,265.00
Francis A. Keating II	6,265,898.05	1,138,168.00	29,621.66	3,078,265.00
Terry S. Maness	7,310,890.55	93,036.12	29,761.05	3,078,265.00
J. Keith Morgan	7,389,126.72	15,497.72	29,063.27	3,078,265.00
Gerald W. Shields	7,384,204.59	18,771.65	30,711.47	3,078,265.00
Robert B. Sloan, Jr.	6,917,141.05	486,963.39	29,583.27	3,078,265.00
Mary Taylor	7,396,371.88	12,518.65	24,797.18	3,078,265.00

Proposal 2 – Ratification of the Appointment of Grant Thornton LLP as Independent Auditor

Class A shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022.

For:	10,474,513.40
Against:	6,746.28
Abstain:	30,693.03
Broker Non-Votes:	N/A

Proposal 3 – Advisory Vote to Approve Executive Compensation

The Class A shareholders approved the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2022 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“Say on Pay”).

For:	7,249,687.72
Against:	149,620.17
Abstain:	34,379.82
Broker Non-Votes:	3,078,265.00

Proposal 4 – Transact Other Business

Class A shareholders approved the persons named in the Proxy to vote on any other business to come before the Annual Meeting or any postponement of Adjournment thereof.

For:	3,431,920.20
Against:	7,019,709.43
Abstain:	60,323.09
Broker Non-Votes:	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Gerald W. Shields
Chief Executive Officer and President
Date: June 13, 2022